UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 15, 2001


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


         0-29630                                           N/A
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(Commission File Number)                      (IRS Employer Identification No.)

East Anton, Andover, Hampshire SP10 5RG England
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(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code        44-1264-333455
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          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits

                  (c)      Exhibits:

                  99.1     Pro Forma Financial Data





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2001        SHIRE PHARMACEUTICALS GROUP PLC



                                By:    /s/ ANGUS RUSSELL
                                       -----------------------------------------
                                       Name:     Angus Russell
                                       Title:    Group Finance Director


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                                  EXHIBIT INDEX


Exhibit Number    Description

99.1              Pro Forma Financial Data